MORGAN KEEGAN SELECT FUND, INC.
                Regions Morgan Keegan Select Short Term Bond Fund
               Regions Morgan Keegan Select Intermediate Bond Fund
                  Regions Morgan Keegan Select High Income Fund


     Supplement dated May 2, 2008 to the Statement of Additional Information dated November 1, 2007, as supplemented on March 4, 2008

THE FOLLOWING SUPPLEMENTS CERTAIN INFORMATION CONTAINED IN THE ABOVE-DATED STATEMENT OF ADDITIONAL INFORMATION (THE "SAI") FOR REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND, REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND AND REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS"), EACH A SERIES OF MORGAN KEEGAN SELECT FUND, INC. (THE "COMPANY"). IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE SAI.


     At the April 21, 2008 meeting of the Company's Board of Directors (the "Board"), the Board approved changing the fiscal year-end of each Fund from June 30 to April 30. The Board also approved changing the tax year-end of the Intermediate Bond Fund and the High Income Fund from June 30 to April 30; the tax year-end of the Short Term Bond Fund will remain June 30.


                         Morgan Keegan Select Fund, Inc.
                              50 North Front Street
                                Memphis, TN 38103
                                  800-366-7426
                                www.rmkfunds.com

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE